PRIVATE AND CONFIDENTIAL DATED 2021 (1) TURNER & TOWNSEND LIMITED (2) VINCENT CLANCY VARIATION OF EMPLOYMENT AGREEMENT

THIS AGREEMENT is made on 2021 BETWEEN:- (1) TURNER & TOWNSEND LIMITED (registered number 06468643) whose registered office is at Low Hall, Calverley Lane, Horsforth, Leeds, West Yorkshire, LS18 4GH (the "Employer"); and (2) VINCENT CLANCY of (the “Employee”). WHEREAS:- A. The Employee is employed by the Company pursuant to an employment contract between the Employee and the Company (the "Employment Contract"). B. In consideration of the payment under this Agreement the Employee has agreed to vary their Employment Contract by the terms of this Agreement in order to provide reasonable protection to the Company. THE PARTIES AGREE as follows: 1. DEFINITIONS 1.1 For the purposes of this Agreement the following words and expressions shall have the following meanings: "Associated Company" a company or undertaking (which is not a Subsidiary or Holding Company of the Company or of a Group Company) of which more than 20 per cent of the Equity Share Capital is for the time being owned by the Company or a Group Company or which for the time being owns more than 20 per cent of the Equity Share Capital of the Company or a Group Company "Board" the Executive Board of Turner and Townsend Holdings Ltd "Business" the business or businesses of the Company or any other Group Company in or with which the Employee was involved or concerned at any time during the period of 12 months prior to the Termination Date "Confidential Information" (i) information which relates to the business, finances, transactions, affairs, products, services, processes, equipment or activities of the Company and any Group Company which is designated by the Company or any Group Company as confidential; and (ii) information relating to such matters which came to the knowledge of the Employee in the course of the Employment and which, by reason of its character and/or the manner of its coming to the Employee's knowledge, is evidently confidential; and

(iii) all information which relates to the business, finances, transactions, affairs, products, processes, equipment or activities of actual or potential clients, customers, suppliers or other persons which has been given to the Company or any Group Company in confidence and shall include without limitation information as to any of the following subjects: business plans, business methods, corporate plans, management systems, finances, maturing new business opportunities, research and development projects, concepts, ideas, new products, product formulae, source code, software, software designs, graphic designs, artwork, processes, inventions, discoveries or know-how, sales statistics, sales techniques, marketing surveys and plans, costs, profit or loss, prices and discount structures, the names, addresses and contact details of customers, clients and suppliers or potential customers, clients and suppliers provided that information shall not be, or shall cease to be, Confidential Information if and to the extent that it comes to be in the public domain otherwise than as a result of the unauthorised act or default of the Employee "directly or indirectly" the Employee acting either alone and on the Employee's own behalf or jointly with or on behalf of any other person, firm or company, whether as principal, partner, manager, employee, contractor, director, consultant, investor or otherwise "Employment" the employment of the Employee pursuant to the Employment Contract or, where the context so requires, the duration of the employment of the Employee under the Employment Contract "Equity Share Capital" has the meaning given to it in section 548 of the Companies Act 2006 "Group Company" any member of the Group, other than the Company, from time to time "Group" (i) the Company; (ii) any Holding Company for the time being of the Company; (iii) any Subsidiary for the time being of the Company or of the Company's Holding Company; and (iv) any Associated Company "Holding Company" and "Subsidiary" have the meanings given to them respectively in section 1159 of the Companies Act 2006 "Key Personnel" any person who was at the Termination Date or at any time during the period of 12 months prior to the Termination Date employed or engaged (in any capacity) in the Business in an executive or senior managerial capacity and with whom the Employee had dealings, other than in a de minimis way, during the course of the Employment "Minority Holder" a person who, whether solely or jointly, holds or is beneficially interested in the shares or securities of any company quoted on any recognised investment exchange provided that such holding or interest does not exceed 3 per cent of any single class of such shares or securities. In calculating whether a person is a Minority Holder there shall be aggregated with any shares or securities held by the Employee or to which they are beneficially entitled any shares or securities of the same class which their spouse or civil partner or any dependent child holds or is beneficially entitled to "Person" includes any natural or legal person and any unincorporated firm, undertaking or similar body "Prospective Client" any person, firm or company which was engaged in negotiations, with which the Employee was personally involved or, in respect of the exercise of the Employee's duties or responsibilities, about whom the Employee became aware or informed to a material extent in the course of the Employment, with the Company or any Group Company with a view to purchasing goods or services from the Company or any Group Company during the period of 6 months prior to the Termination Date "Relevant Area" any jurisdiction in which the Employee operated or was located or serviced clients of a Group Company in the 12 months prior to the Termination Date "Relevant Client" any person, firm or company which at any time during the 12 months prior to the Termination Date was a customer or client of the Company or any Group Company, with whom or which the Employee dealt (other than in a de minimis way) or for whom or which the Employee was responsible in a supervisory or managerial capacity on behalf of the Company or any Group Company or about whom the Employee became aware or informed to a material extent at any time during the said period "Relevant Goods and Services" any goods and services competitive with those supplied by the Company or any Group Company at any time during the 12 months prior to the Termination Date in the supply of which the Employee was involved or concerned (other than in a de minimis way) at any time during the said period "Relevant Period" 12 months from the Termination Date less any period spent by the Employee on garden leave pursuant to the Employment Contract "Relevant Supplier" any person, firm or company which at any time during the 12 months prior to the Termination Date was a supplier of any goods or services (other than utilities and goods or services supplied for administrative purposes) to the Company or any Group Company and with whom or which the Employee had personal dealings during the Employment (other than in a de minimis way) "Termination Date" the date that Employment ends for any reason 1.2 The headings in this Variation of Employment Agreement are for convenience only and shall not affect its interpretation or construction. 1.3 A reference to any statutory or legislative provision includes a reference to that provision as modified, replaced, amended and/or re-enacted from time to time. 1.4 Unless otherwise expressly stated, any reference in this Variation of Employment Agreement to a clause or sub clause is to the relevant clause or sub clause of this Variation of Employment Agreement. 2. CONSIDERATION 2.1 In consideration of the payment by the Company of £1,000 subject to the deduction of appropriate deductions as required by law including any national tax or national social security obligations, the Employee has agreed to vary the relevant terms of the Employment Contract and agrees from the date of this Deed to be bound by the Restrictions set out in clause 3 below. For the avoidance of doubt this Deed will not impact on any other terms of the Employment Contract or any partnership agreement to which the Employee is a party. 3. RESTRICTIONS 3.1 The Employee shall not without the prior written consent of the Board directly or indirectly at any time during the Relevant Period engage or be concerned or interested or be involved in any business concern within the Relevant Area which (a) competes or (b) intends to compete during the Relevant Period with the Business. Nothing in this sub-clause shall prevent the Employee from being or becoming a Minority Holder. 3.2 The Employee shall not without the prior written consent of the Board directly or indirectly at any time within the Relevant Period: 3.2.1 solicit the custom of; or 3.2.2 facilitate the solicitation of; or 3.2.3 deal with any Relevant Client in respect of any Relevant Goods and Services; or 3.2.4 solicit the custom of; or 3.2.5 facilitate the solicitation of; or 3.2.6 deal with any Prospective Client in respect of any Relevant Goods and Services; or 3.2.7 interfere; or 3.2.8 endeavour to interfere with the continuance of supplies to the Company and/or any Group Company (or the terms relating to those supplies) by any Relevant Supplier.

3.3 The Employee shall not without the prior written consent of the Board directly or indirectly at any time during the Relevant Period: 3.3.1 offer to employ or engage; or 3.3.2 employ or engage or otherwise facilitate the employment or engagement of; or 3.3.3 entice away from the Company or any Group Company; or 3.3.4 endeavour to entice away from the Company or any Group Company any Key Personnel. 3.4 Nothing in clauses 3.1 to 3.3 shall prevent the Employee from being engaged or concerned in any business concern insofar as the Employee's duties or work shall relate solely to geographical areas where the business concern is not in competition with the Business. 3.5 The Employee acknowledges that because of the nature of the duties under the Employment Contract and the particular responsibilities arising as a result of such duties the Employee has knowledge of Confidential Information and has developed relationships with and has knowledge of and influence over the Group's customers, clients and staff and is therefore in a position to harm the goodwill and interests of the Company and any Group Companies (the "Interests") if the Employee were to make use of such Confidential Information or knowledge or influence for the Employee's own purposes or the purposes of another. Accordingly, having regard to the above and having taken independent legal advice, the Employee acknowledges that the provisions of this Agreement are fair, reasonable and necessary to protect the Interests. 3.6 Each of the obligations in this clause 3 is an entire separate and independent restriction on the Employee. If any part is found to be invalid or unenforceable the remainder will remain valid and enforceable. 3.7 If any of the restrictions or obligations contained in this clause 3 is held not to be valid on the basis that it exceeds what is reasonable for the protection of the goodwill and interests of the Company or any Group Company but would be valid if part of the wording were deleted then such restrictions or obligations shall apply with such deletions as may be necessary to make it enforceable. 3.8 The Employee acknowledges and agrees that the Employee shall be obliged to draw the provisions of this Agreement to the attention of any third party who may offer to employ or engage the Employee in any capacity and for whom or with whom the Employee intends to work during the Relevant Period. 3.9 If an Employee is contacted during the period of 12 months after the Termination Date to supply, carry out or undertake to or for any Relevant Client any work or services similar to the work or services which the Group had, during the course of its normal business during a period of two years prior to the Termination Date, supplied, carried out, or undertaken to or for that Relevant Client or any other person, the Employee shall inform that person that the Employee is no longer an Employee of a Group Company and provide the person with the name of the Employee's successor whom that person can contact. The Employee shall also inform their successor that the Employee has been contacted and by whom. 4. CONFIDENTIALITY 4.1 The Employee shall not use, exploit (except for the benefit of the Group) or divulge to any third party by any means any Confidential Information except the Employee shall be permitted to do so: 4.1.1 with the express written consent of the Board; or 4.1.2 where this is required by law. 4.2 Nothing in this Clause will prevent disclosure by the Employee of information:

4.2.1 for the purpose of making a protected disclosure as defined by Part IVA of the Employment Rights Act 1996 (Protected Disclosures), provided that the disclosure is made in accordance with the provisions of that Act. This includes protected disclosures made about matters previously disclosed to another recipient; 4.2.2 for the purpose of reporting misconduct, or a serious breach of regulatory requirements, to a relevant regulator; and/or 4.2.3 for the purpose of reporting an offence to a law enforcement agency and/or co-operating with a criminal investigation or prosecution. 5. THIRD PARTY RIGHTS 5.1 Section 1 of the Contracts (Rights of Third Parties) Act 1999 ("CRiTPA") shall apply to this Agreement but only to the extent that any Group Company shall be entitled to enforce in its own right the terms of Clauses 3 and 4. 5.2 In accordance with section 2(3)(a) of CRiTPA, the whole or any part of this Agreement may be rescinded or varied by agreement between the Employee and the Company without the consent of any Group Company or of any other person who is not named as a party to this Agreement. EXECUTED AS A DEED by the parties on the date which first appears in this Deed. SIGNED as a Deed by Vincent Clancy (but not delivered until dated) in the presence of:- Signature of witness: Name of witness: Address: ) ) ) )

Executed as a Deed (but not delivered until the date of this Deed) by Turner & Townsend Limited acting by Martin Stephen Jeremy Lathom-Sharp ……………………………………………… Full Name (Director) ……………………………………… Signature of Director in the presence of: ……………………………………………… Full Name (Witness) …… ………………… ……………………………………………… Address … ……… Signature of Witness